--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.8
--------------------------------------------------------------------------------
------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.
                                           Report Number: 13         Page 1 of 3
                      Debtor.              For the period FROM: December 1, 2001
                                                         TO:   December 31, 2001
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales                                                       SEE ATTACHED
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 13            Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $  See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          See attachment---------------    -------     ---       None---------
          ------      -----------------    -------     ---       -------------
          ------      -----------------    -------     ---       -------------



         *Explanation for Non-Payment:  Per Stipulation with Volvo an extra half payment was made in December


4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------


                                                               Post-Petition
                                                                 taxes Still
                                       Date Paid   Amount Paid*     Owing
                                       ---------   ------------     -----


Federal Payroll and Withholding Taxes             See attachment  See attachment
State Payroll and Withholding Taxes               See attachment  See attachment
State Sales and Use Taxes               None
Real Property Taxes*****                          See attachment


 ****Includes personal property tax    * Attach photocopies of depository
                                         receipts from taxing authorities or
                                         financial institutions to verify
                                         that such deposits or payments have
                                         been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 13            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
   Irell & Manella LLP                Attorney                    See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000      $ 398,138.50      $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------


I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:       February  6, 2002

                                                        /s/ Eugene W. Tidgewell
                                                        ------------------------
                                                 Debtor in Possession or Trustee

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  December 2001
                                                                Dec 01
                                                             -------------
Ordinary Income/Expense
          Income
              4000 - TRANSPORTATION                            914,558.97
                                                             -------------
          Total Income                                         914,558.97
          Cost of Goods Sold
              5007 - DISPOSAL FEES                              39,032.72
              5200 - DRIVER COST
                  5210 - DRIVER WAGES                          199,473.18
                  5220 - DRIVER PAYROLL TAXES                   -2,850.39
                  5230 - DRIVER INJURY                               0.00
                  5240 - DRIVER SUPPLIES                           474.01
                  5250 - DRIVER UNIFORMS                         1,030.40
                  5260 - DRUG TESTS                                 35.00
                                                             -------------
              Total 5200 - DRIVER COST                         198,162.20
              5300 - INSURANCE
                  5310 - MEDICAL                                28,633.33
                  5320 - LIABILITY                             -51,336.52
                  5330 - WORKERS' COMPENSATION                  89,787.76
                                                             -------------
              Total 5300 - INSURANCE                            67,084.57
              5350 - GREENWASTE PAYROLL COSTS
                  5351 - WAGES                                  28,755.66
                  5352 - PAYROLL TAXES                          -2,248.98
                                                             -------------
              Total 5350 - GREENWASTE PAYROLL COSTS             26,506.68
              5410 - EQUIPMENT RENTAL                            2,048.00
              5500 - FUEL                                      118,821.15
              5600 - REGISTRATION                               11,420.00
              5700 - REPAIR & MAINTENANCE
                  5710 - MECHANIC WAGES                         51,356.04
                  5715 - PAYROLL TAXES - MECHANIC                 -539.29
                  5720 - TIRES                                  18,084.72
                  5725 - TIRE SERVICE                            7,289.93
                  5735 - TRUCK REPAIR- PARTS                    57,477.14
                  5745 - TRAILER REPAIRS                         3,746.91
                  5750 - TRUCK WASH                              3,458.45
                  5700 - REPAIR & MAINTENANCE - Other            2,855.66
                                                             -------------
              Total 5700 - REPAIR & MAINTENANCE                143,729.56
              5850 - TICKET                                        516.00
              5900 - TOWING                                        880.00
                                                             -------------
          Total COGS                                           608,200.88
                                                             -------------
      Gross Profit                                             306,358.09
          Expense
              6005 - ADMINISTRATIVE EXPENSES                       703.83
                                   USA BIOMASS
                                  PROFIT & LOSS
                                  December 2001
                                                                Dec 01
                                                             -------------
              6020 - AUTO EXPENSES
                  6021 - ALLOWANCE                               1,500.00
                  6022 - GAS & OIL                                 318.17
                  6023 - REPAIR & MAINTENANCE                      449.60
                                                             -------------
              Total 6020 - AUTO EXPENSES                         2,267.77
              6050 - BANK CHARGES                                  203.85
              6200 - DUES AND SUBSCRIPTIONS                      2,131.94
              6250 - EXPENSE REIMBURSEMENT                       1,027.43
              6500 - PROFESSIONIAL FEES                          9,541.60
              6501 - POST PETITION LEGAL FEES                   90,924.56
              6510 - MAINTENANCE                                 2,485.15
              6530 - MEDICAL INSURANCE                          -1,186.36
              6540 - MISCELLANEOUS                                   0.00
              6560 - OFFICE MAINTENANCE                          1,974.19
              6570 - OFFICE SUPPLIES                               756.76
              6580 - OFFICE WAGES                               35,782.26
              6585 - PAYROLL TAXES - OFFICE                      2,367.59
              6650 - OUTSIDE SERVICES - CORPORATE                  628.27
              6700 - PERMITS                                       545.00
              6710 - POSTAGE & DELIVERY                          1,730.30
              6730 - PROPERTY TAXES                              7,283.00
              6740 - SECURITY WAGES                              1,575.00
              6745 - PAYROLL TAXES - SECURITY                      135.98
              6750 - SUPERVISORS                                13,126.99
              6755 - PAYROLL TAXES - SUPERVISORS                 1,106.29
              6756 - RENT                                       13,783.19
              6800 - SHOP SUPPLIES                                 396.01
              6850 - TRAVEL & ENTERTAINMENT
                  6851 - TRANSPORTATION                             53.79
                  6852 - LODGING                                   170.00
                  6853 - MEALS                                     334.20
                                                             -------------
              Total 6850 - TRAVEL & ENTERTAINMENT                  557.99
              6900 - UTILITIES
                  6920 - ELECTRIC                                  354.08
                  6930 - GAS                                       186.25
                  6940 - TELEPHONE                              12,048.66
                  6950 - WATER                                     508.17
                  6960 - WASTE                                     899.77
                                                             -------------
              Total 6900 - UTILITIES                            13,996.93
              6999 - UNCATEGORIZED EXPENSES                          0.00
                                                             -------------
          Total Expense                                        203,845.52
                                                             -------------
Net Ordinary Income                                            102,512.57
Other Income/Expense
      Other Income
          7000 - OTHER INCOME
              7020 - RENTAL INCOME                               5,699.18
                                                             -------------

                                   USA BIOMASS
                                  PROFIT & LOSS
                                  December 2001
                                                                Dec 01
                                                             -------------
          Total 7000 - OTHER INCOME                              5,699.18
                                                             -------------
      Total Other Income                                         5,699.18
      Other Expense
          8500 - DEBT SERVICE
              8515 - BANCO POPULAR LOC                           4,379.22
              8518 - CASE CREDIT CORPORATION                    12,624.19
              8520 - CIT                                         7,783.44
              8530 - GE CAPITAL FLEET SERVICES                     952.81
              8540 - GENERAL MOTORS ACCEPTANCE                     413.32
              8545 - INTERNAL REVENUE SERVICE                    1,800.00
              8550 - LEE FINANCIAL SERVICES                     18,540.60
              8555 - PROVIDENT BANK LOC                          1,000.00
              8560 - THE ASSOCIATES                             47,037.05
              8570 - SUNSET                                      8,900.00
              8580 - VOLVO COMMERCIAL FINANCE                   37,343.04
                                                             -------------
          Total 8500 - DEBT SERVICE                            140,773.67
                                                             -------------
      Total Other Expense                                      140,773.67
                                                             -------------
Net Other Income                                              -135,074.49
                                                             -------------
Net Income                                                     -32,561.92
                                                             =============

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             As of December 31, 2001

                                                   Current     1 - 30    31 - 60     61 - 90      > 90       TOTAL
                                                 ---------------------------------------------------------------------
@ROAD, Inc.                                         5,514.00   5,514.00       0.00        0.00       0.00   11,028.00
A-1 COAST TEMP SERVICE                                 75.60       0.00       0.00        0.00       0.00       75.60
A.D.C Truck Terminal                                    0.00      71.00      71.00        0.00       0.00      142.00
ABLE SCALE REPAIR                                     200.00       0.00       0.00        0.00       0.00      200.00
AIRBORNE EXPRESS                                      154.29       0.00       0.00        0.00       0.00      154.29
AMCOM INSURANCE SERVICES, Inc.                     71,712.60       0.00       0.00        0.00       0.00   71,712.60
AMERIPRIDE UNIFORMS, Inc.                             518.48       0.00       0.00        0.00       0.00      518.48
ANDRIENI & COMPANY                                      0.00       0.00       0.00        0.00     157.00      157.00
ARROWHEAD MOUNTAIN SPRING WATER                       113.57       0.00       0.00        0.00       0.00      113.57
ASSOCIATES Illinois                                     0.00       0.00       0.00   59,026.17       0.00   59,026.17
BETTS TRUCK PARTS                                       0.00   5,663.36       0.00       75.11       0.00    5,738.47
BREA GREEN RECYCLING                                4,307.10   4,483.96       0.00        0.00       0.00    8,791.06
BURRTEC MID VALLEY                                  9,476.43       0.00       0.00        0.00       0.00    9,476.43
C & R TIRES & SERVICES, Inc.                            0.00     527.36       0.00        0.00       0.00      527.36
CGM SERVICES                                        1,050.00       0.00       0.00        0.00       0.00    1,050.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.                  0.00   3,582.10       0.00        0.00       0.00    3,582.10
COSBY OIL COMPANY, Inc.                             2,042.05   1,786.30       0.00        0.00       0.00    3,828.35
ESGAR E. CAMPOS                                     5,147.99       0.00       0.00        0.00       0.00    5,147.99
EUGENE W. TIDGEWELL                                -1,000.00       0.00       0.00        0.00       0.00   -1,000.00
FIVE STAR GAS AND GEAR                                158.10       0.00       0.00        0.00       0.00      158.10
FONTANA WATER COMPANY                                 172.37       0.00       0.00        0.00       0.00      172.37
GAS COMPANY                                            26.36       0.00       0.00        0.00       0.00       26.36
GEORGE R. FARQUAR                                       0.00       0.00       0.00        0.00   4,962.00    4,962.00
GREGORY M. JONES FOR PETTY CASH                     4,126.05       0.00       0.00        0.00       0.00    4,126.05
HENRY VIRAMONTES                                        0.00   5,280.00   6,270.00        0.00       0.00   11,550.00
HYDRAFORCE, Inc.                                        0.00   1,506.85       0.00        0.00       0.00    1,506.85
INTERSTATE FILTRATION SERVICES, Inc.                  277.32     328.38       0.00        0.00       0.00      605.70
IRELL & MANELLA LLP                                79,746.08  69,227.55  67,551.50   56,096.57 219,802.30  492,424.00
J.M. TRUCK TIRE SERVICE                                75.00   1,305.00     180.00        0.00       0.00    1,560.00
JUDITH M. CANNAVO                                       0.00       0.00   4,378.40        0.00       0.00    4,378.40
LANCE B. JONES                                       -500.00       0.00       0.00        0.00       0.00     -500.00
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP             11,178.48  18,793.04  10,724.84    2,110.30  14,268.80   57,075.46
LITTLER MENDELSON, P.C.                             9,541.60   5,108.79   2,291.00        0.00   7,749.04   24,690.43
MIKE CALAWAY                                            0.00     800.00       0.00        0.00       0.00      800.00
MOBILE MINI, Inc.                                       0.00      61.82       0.00        0.00       0.00       61.82
NATIONAL LEGAL - IRVINE                                 0.00       0.00   5,095.93        0.00       0.00    5,095.93

                                   USA BIOMASS
                                A/P AGING SUMMARY
                             As of December 31, 2001

                                                   Current     1 - 30    31 - 60     61 - 90      > 90       TOTAL
                                                 ---------------------------------------------------------------------
NEXTEL COMMUNICATIONS -5                                0.00      62.82       0.00    7,401.17       0.00    7,463.99
NORCAL/San Bernardino, Inc.                             0.00       0.00       0.00        0.00  48,636.30   48,636.30
PACIFIC BELL                                          183.43       0.00       0.00        0.00       0.00      183.43
PERFORMANCE POWER SYSTEMS, Inc.                        18.00       0.00       0.00        0.00       0.00       18.00
PORTOSAN COMPANY                                       99.64       0.00       0.00        0.00       0.00       99.64
PRINTING SOLUTIONS                                      0.00       0.00       0.00        0.00    -282.42     -282.42
QUAD SERVICE, Inc.                                    371.35       0.00       0.00        0.00       0.00      371.35
RIVERSIDE TENT & AWNING CO., Inc.                       0.00      94.60       0.00        0.00       0.00       94.60
SAFETY-KLEEN SYSTEMS, INC.                            117.72       0.00       0.00        0.00       0.00      117.72
SAN DIEGO GAS & ELECTRIC                                0.00      37.44       0.00        0.00       0.00       37.44
SAN DIEGO WELDERS SUPPLY, Inc.                        195.22       0.00       0.00        0.00       0.00      195.22
SOCO GROUP, Inc.                                   30,797.01  27,034.62       0.00        0.00       0.00   57,831.63
SOUTHERN CALIFORNIA WATER                               0.00     244.34       0.00        0.00       0.00      244.34
TCI TIRE CENTERS, LLC                                   0.00     322.44       0.00        0.00       0.00      322.44
TEAMSTERS LOCAL NO. 396                                 0.00     184.00       0.00        0.00       0.00      184.00
TEAMSTERS LOCAL NO. 542                                 0.00   1,120.00       0.00        0.00       0.00    1,120.00
TED JOHNSON PROPANE                                    82.38       0.00       0.00        0.00       0.00       82.38
UNITED PARCEL SERVICE                                   0.00     291.22       0.00        0.00       0.00      291.22
UNITED STATES POSTAL SERVICE                            0.00     750.00       0.00        0.00       0.00      750.00
UNIVERSAL WASTE SYSTEMS, Inc.                          88.00       0.00       0.00        0.00       0.00       88.00
VERIZON Inglewood                                   1,829.83      80.25       0.00        0.00       0.00    1,910.08
WASTE MANAGEMENT -4                                   113.04       0.00       0.00        0.00       0.00      113.04
WASTE MANAGEMENT -8                                   195.71       0.00       0.00        0.00       0.00      195.71
Y TIRE SALES                                       22,471.53   5,971.05       0.00        0.00       0.00   28,442.58
ZAPOPAN AUTO REPAIR                                     0.00       0.00     115.00        0.00     130.00      245.00
                                                 ---------------------------------------------------------------------
TOTAL                                             260,676.33 160,232.29  96,677.67  124,709.32 295,423.02  937,718.63
                                                 =====================================================================

                                   USA BIOMASS
                                A/R AGING SUMMARY
                             As of December 31, 2001

                                                    Current     1 - 30      31 - 60    61 - 90     > 90       TOTAL
                                                   ---------------------------------------------------------------------
A GROWING CONCERN                                        0.00        0.00        0.00      0.00   3,517.79     3,517.79
ALLIED                                              31,428.33   97,225.10   56,525.09      0.00       0.00   185,178.52
ARBOR CARE                                               0.00      899.17        0.00      0.00       0.00       899.17
ASPLUNDH                                             2,486.93    3,483.25        0.00      0.00   1,886.67     7,856.85
B&L LANDSCAPE & NURSERIES INC.                         200.48      679.11      178.88      0.00       0.00     1,058.47
BFI CENTRAL                                         26,090.35  100,945.00  129,977.37  4,167.82  62,273.05   323,453.59
BURRTEC                                             24,424.94        0.00        0.00      0.00       0.00    24,424.94
CALIFORNIA ARBORIST                                    841.57    2,388.74    1,638.14      0.00   1,768.92     6,637.37
CLAREMONT                                           10,664.50   10,527.09        0.00      0.00       0.00    21,191.59
COAST                                               42,920.10   79,693.52    2,065.75      0.00       0.00   124,679.37
COUNTY SANITATION LA                                63,279.49   80,037.80        0.00      0.00       0.00   143,317.29
CRT                                                  6,505.00   15,735.00    8,465.00      0.00       0.00    30,705.00
DART                                                 1,800.00    3,900.00        0.00      0.00       0.00     5,700.00
DMS LANDSCAPE SERVICES                                  69.20        0.01        0.00      0.00       0.00        69.21
ECONOMY                                                815.58    2,006.98    3,339.82      0.00       0.00     6,162.38
EDCO                                                 2,477.48   12,718.56        0.00      0.00       0.00    15,196.04
JACKSON DISPOSAL                                         0.00      630.64      359.20      0.00       0.00       989.84
KNUDSEN GRADING CO.                                  1,441.20        0.00        0.00      0.00       0.00     1,441.20
LANDSCAPE MANAGEMENT SERVICES                           30.00       45.00      448.82      0.00       0.00       523.82
LAWRENCE LANDSCAPE                                      33.63        0.00        0.00      0.00       0.00        33.63
MARIPOSA                                             1,410.00      814.10        0.00      0.00       0.00     2,224.10
MISSION LANSCAPING                                     589.65      694.95        0.00      0.00       0.00     1,284.60
ORGANIC RECYCLING COMPANY                            1,045.00    1,520.00    4,371.00  2,560.00       0.00     9,496.00
PLANTS CHOICE                                            0.00    2,900.00    2,275.00      0.00       0.00     5,175.00
POTENTIAL                                           78,670.00        0.00        0.00    115.00       0.00    78,785.00
QUALITY                                             21,850.00   24,010.00   26,435.00 16,380.00   1,190.00    89,865.00
STONETREE LANDSCAPE                                    230.19      434.38      483.17      0.00       0.00     1,147.74
SUNSET                                              59,932.59   66,025.67        0.00  1,017.67   2,804.90   129,780.83
TOTAL LANSCAPE MAINTENANCE                             760.17    1,073.71        0.00      0.00       0.00     1,833.88
TRIMMING LAND                                            0.00        0.00       76.80      0.00       0.00        76.80
WASTE MANAGEMENT OF THE INLAND EMPIRE               39,293.72   21,197.60        0.00      0.00       0.00    60,491.32
WEST VALLEY MRF. LLC.                               10,706.20    3,206.67        0.00      0.00       0.00    13,912.87
WHITTIER                                             1,656.18        0.00        0.00      0.00       0.00     1,656.18
YUKON                                                4,569.40        0.00        0.00      0.00       0.00     4,569.40
                                                   ---------------------------------------------------------------------
TOTAL                                              436,221.88  532,792.05  236,639.04 24,240.49  73,441.33 1,303,334.79
                                                   =====================================================================

                                   USA BIOMASS
                                   TAXES PAID
                        For the Month of December , 2001

      Type          Date       Num        Name             Memo         Class   Accrual      Disb      Balance
-----------------------------------------------------------------------------------------------------------------
2020 - ACCRUED FEDERAL PAYROLL TAXES                                                                   44,435.93
Check             12/03/2001 WIRE    SANWA BANK                                           -21,293.33   23,142.60
Check             12/10/2001 WIRE    SANWA BANK                                           -22,843.34      299.26
General Journal   12/14/2001 12-103                 RECORD PAYROLL              20,134.85              20,434.11
Check             12/19/2001 WIRE    SANWA BANK                                           -20,118.46      315.65
General Journal   12/21/2001 12-104                 RECORD PAYROLL              20,037.35              20,353.00
Check             12/26/2001 WIRE    SANWA BANK                                           -20,022.23      330.77
General Journal   12/28/2001 12-107                 RECORD PAYROLL              19,883.69              20,214.46
General Journal   12/31/2001 12-113                 RECORD PAYROLL              19,463.84              39,678.30
                                                                               ----------------------------------
Total 2020 - ACCRUED FEDERAL PAYROLL TAXES                                      79,519.73 -84,277.36   39,678.30
                                                                               ----------------------------------

2021 - ACCRUED STATE PAYROLL TAXES                                                                      6,115.51
Check             12/03/2001 1045    EMPLOYMENT DEVELOPMENT DEPT                           -2,870.63    3,244.88
Check             12/07/2001 1046    EMPLOYMENT DEVELOPMENT DEPT                           -3,170.64       74.24
General Journal   12/14/2001 12-103                 RECORD PAYROLL               2,673.52               2,747.76
Check             12/17/2001 1047    EMPLOYMENT DEVELOPMENT DEPT                           -2,673.52       74.24
General Journal   12/21/2001 12-104                 RECORD PAYROLL               2,655.33               2,729.57
Check             12/21/2001 1048    EMPLOYMENT DEVELOPMENT DEPT                           -2,655.33       74.24
General Journal   12/28/2001 12-107                 RECORD PAYROLL               2,621.26               2,695.50
General Journal   12/31/2001 12-113                 RECORD PAYROLL               5,119.31               7,814.81
General Journal   12/31/2001 12-118                 ADJUST FOR STATE OVERPAYMENT          -28,766.10  -20,951.29
                                                                               ----------------------------------
Total 2021 - ACCRUED STATE PAYROLL TAXES                                        13,069.42 -40,136.22  -20,951.29
                                                                               ----------------------------------

Property Taxes
Bill              12/10/2001         RIVERSIDE COUNTY ADMINISTRATIVE CENCORP                2,794.41
                                                                                          -----------------------

Heavy Duty Vehicle Tax
Bill              12/26/2001 33 03295INTERNAL REVENUE SERVICE 2290s     TRANS             -21,450.00

                               INSURANCE COVERAGE
                               ------------------

                         AGENT                 COVERAGE             EXPIRATION              PREMIUM
       CARRIER            NAME                 AMOUNT                  DATE               PAID TO DATE

State Fund             Andreini & Company     1,000,000               9/23/02               12/31/01

Penn America           Mark Novy              1,000,000              10/26/02               12/31/01


Penn America           Mark Novy                500,000              10/26/02               12/31/01

Clarendon              Mark Novy             Comp & Collision          3/5/02               12/31/01

Clarendon              Mark Novy              5,000,000              10/27/02               12/31/01
General Sec.